UNITED STATES

SECURITIES EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report:

September 12, 2008

PROMODOESWORK.COM, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-147169	98-0521484
State or other jurisdiction of incorporation	Commission File Number	IRS Identification No.

5510 164th Ave., Edmonton, Canada T5Y 3L1

 (Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code:  (780) 457-0029

6972 Coach Lamp Drive

Chilliwack, BC

Canada V2R 2Y7

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

Effective September 12, 2008, the Company has changed its corporate address and phone number as follows:

5510 164th Ave.

Edmonton, Canada

T5Y 3L1

(780) 457-0029

SIGNATURES

PROMODOESWORK.COM, INC.

/s/ Louis Waldman

Louis Waldman, President